Schedule of Investments

Reality Shares DIVS ETF

July 31, 2020 (Unaudited)

	Principal / Shares	Value
Treasury Bills — 61.5%(a)
U.S. Treasury Bill, 08/13/2020	$3,360,000	$3,359,925
U.S. Treasury Bill, 09/03/2020(b)	4,730,000	4,729,644
U.S. Treasury Bill, 09/24/2020(b)	1,400,000	1,399,818
(Cost $9,486,779)		9,489,387

Money Markets — 30.8%
Blackrock Federal FD 30 Instl, 0.06%(b)(c)	1,535,189	1,535,189
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 0.19%(c)	653,457	653,457
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class, 0.04%(b)(c)	2,551,484	2,551,484
(Cost $4,740,130)		4,740,130
Total Investments — 92.3%
(Cost $14,226,909)		14,229,517

Other Assets in Excess of Liabilities — 7.7%		1,182,740

Net Assets — 100.0%		$15,412,257

(a)	The security was issued on a discount basis with no stated coupon rate.
(b)	All or a portion of the security has been pledged to the broker for swap positions.
(c)	Reflects the 7-day yield at July 31, 2020.

Dividend swaps outstanding at July 31, 2020:
				Notional	Value/Unrealized
			Expiration	Amount	Appreciation
Underlying Index	Counterparties*	Units	Date	Long (Short)**	(Depreciation)
S&P 500	Bank of America	10,000	12/31/2020	$(586,824)	$(29,424)
S&P 500	BNP Paribas	104,600	12/31/2020	(5,872,648)	(42,244)
S&P 500	JP Morgan	12,000	12/31/2020	(699,390)	(30,510)
S&P 500	Morgan Stanley	50,000	12/31/2020	(2,807,907)	(20,907)
S&P 500	Societe Generale	79,000	12/31/2020	(4,325,352)	78,108
S&P 500	Bank of America	20,000	12/31/2021	(1,178,646)	(165,246)
S&P 500	Societe Generale	18,750	12/31/2021	(1,086,486)	(136,424)
S&P 500	Bank of America	30,000	12/31/2022	(1,805,319)	(285,519)
S&P 500	Societe Generale	12,000	12/31/2022	(721,128)	(113,208)
S&P 500	Bank of America	55,000	12/31/2023	(3,302,018)	(450,268)
Total Unrealized Appreciation/(Depreciation):					$(1,195,642)
Cash received from the broker for swap positions in the amount of $2,520,000.
Cash and securities pledged to the broker for swap positions in the amount of $4,616,613.

*	At contract maturity, the Fund pays to/receives from the counterparty the net difference between the expected dividend value and the actual dividend value.
**	Represents gross notional exposure on the fixed leg of the swap contract.

Schedule of Investments

Reality Shares DIVS ETF

July 31, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Valuation Measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices by securities dealers or third-party valuation sources as approved by the Board of Trustees, or quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of July 31, 2020.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Treasury Bills	$–	$9,489,387	$–	$9,489,387
Money Markets	4,740,130	–	–	4,740,130
Other Financial Instruments***	–	78,108	–	78,108
Total Assets	$4,740,130	$9,567,495	$–	$14,307,625
Liabilities
Other Financial Instruments***	$–	$(1,273,750)	$–	$(1,273,750)
Total Liabilities	$–	$(1,273,750)	$–	$(1,273,750)

*** Other financial instruments include dividend swaps. Dividend swaps are presented at gross unrealized appreciation (depreciation).